Courageous Innovation August 2022 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: At Ocugen, we are developing novel solutions to medical challenges, approaching healthcare innovation with purpose and agility to deliver new options for people facing serious disease and conditions Pioneering a breakthrough modifier gene therapy for several vision impairment diseases Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Co-developing a COVID-19 vaccine Creating a restorative cell therapy (RCT) platform to treat serious conditions like articular cartilage lesions

Pipeline Overview

	Asset/Program	Indication	Status
Vaccine	COVAXIN™ (BBV152) SARS-CoV-2 virus	COVID-19	• EUA for adults in Mexico; EUA for 2 to 18-year-olds pending* • U.S. Phase 2/3 Immuno-bridging and broadening clinical trial in-progress • Health Canada NDS under review*
Cell therapy	NeoCart® (Autologous chondrocyte-derived neocartilage)	Treatment of Articular Cartilage Defects in the Knee	U.S. Regenerative Medicine Advanced Therapy (RMAT) designation; Phase 3 clinical trial under development
Modifier Gene Therapy Platform	OCU400 *** AAV-hNR2E3	Gene mutation-associated retinal degeneration**	
		NR2E3 Mutation	Phase 1/2
		RHO Mutation	Phase 1/2
		CEP290 Mutation	To be submitted
	OCU410 AAV-hRORA	Dry Age-Related Macular Degeneration (Dry AMD)**	Preclinical
Novel Biologic	OCU200 Transferrin – Tumstatin	Diabetic Macular Edema	Preclinical
		Diabetic Retinopathy	Preclinical
		Wet Age-Related Macular Degeneration (Wet AMD)	Preclinical

* Based on Bharat Biotech-sponsored clinical trials in India

** No approved therapies exist
https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment

*** ORPHAN DRUG DESIGNATION in the US; Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)

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5 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Prevalence of IRDs and Associated Genes

Heterogeneous disease with many gene mutations involved



IRD
RP
LCA
~2 million
~400,000
>250 genes
~1.5 million
~100,000
>100 genes
~100,000
~8,200
25 genes

Gong et al, 2021

- Only one approved gene therapy for LCA associated with *RPE65* mutation: Luxturna® (Voretigene Neparvovec)
- Electronic Smart Glasses are used to enable low vision aid in retinitis pigmentosa (RP) patients –IrisVision is a Class I medical device FDA approved for RP
- No treatment options are available for RP

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Our Vision: Inherited Retinal Diseases
Modifier Gene Therapy vs Traditional Gene Augmentation

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells


Normal gene X
GENE X
cell
GENE X
cell
GENE X
GENE X
cell
GENE X
GENE X
Cell with mutated/nonfunctioning gene X

Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes/gene networks, and regulate basic biological processes in retina


Modifier gene M
GENE M
cell
GENE X
cell
GENE M
GENE X
We plan to address several diseases using the same modifier gene product cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function

Traditional Gene Therapy — ONE Disease

OCU400
- *NR2E3* Mutation-Associated Retinal Disease
- *Rhodopsin* Mutation-Associated Retinal Disease
- *CEP290* Mutation-Associated Retinal Disease

Broad Spectrum Therapy for RP

- Traditional approach that targets one individual gene mutation at a time
- Regulatory pathway focused on specific product for one disease
- Longer time to recoup development costs

- Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- Smoother regulatory pathway due to ability to target multiple diseases with one product
- Ability to recoup development costs over multiple therapeutic indications

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8 Our Focus: Nuclear Hormone Receptor Genes (NHRs) *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 NHRs in the retina are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept, including its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy

OCU400, NR2E3 gene within the AAV5 capsid RP /L C A E ye H ea lth y Ey e N R2E3 NR2E3 modifier gene therapy to restore retinal homeostasis Ocugen’s Modifier Gene Therapy Regulates Gene Networks 9

10 Proof of Principle: Published in Nature Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease ONE Disease GENE X GNE X https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum g e agnostic therapy and provide rescue even after disease onset Efficacy results shown in five unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad- spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in early & advanced stages of disease

OCU400 Pharmacological Studies

OCU400 administered subretinally



Wert et al., J. Vis. Exp. (69), 2012

OCU400 was tested in five different mouse models of retinal degeneration

OCU400 rescues retinal degeneration in different RP and LCA mouse models



Human Disease
Control
PDE6β associated RP
Rhodopsin associated adRP
Rhodopsin associated adRP
Leber Congenital Amaurosis (CEP290)
NR2E3 associated RP
Mouse Model
B6
rd1
Rho-/-
RhoP23H
rd16
rd7
Untreated
AAV8-Nr2e3 Treated
Untreated
AAV8-Nr2e3 Treated
GCL
INL
ONL
GCL
INL
ONL

INL – Inner nuclear layer, ONL - Outer nuclear layer, GCL – ganglion cell layer

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Li et al., Gene Therapy 28(5), 2020

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OCU400 Biodistribution, Safety and Toxicity Studies NR2E3 protein expression in the retina following OCU400 administration Retina Vitreous Humor RPE/Choroid Aqueous Humor Iris/Ciliary Body Sclera Lateral Geniculate Nucleus Optic Nerve Optic Tract Relative tissue distribution Image: Charles River Laboratories OCU400 distribution in ocular tissues at six months post-dosing 12

OCU400 Well Tolerated and Not Immunogenic No toxic effects related to OCU400 No ADA response in serum or aqueous humor No immunogenic response in PBMCs or lymphocytes Center Image: Enrico et al., Clinical Cancer Research 26(4), 2020 13

14 OCU400 Phase 1/2 Clinical Trial Progress ⌛ OCU400 A Phase 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated with NR2E3 (Nuclear Receptor Subfamily 2 Group E Member 3) and RHO (Rhodopsin) Mutations NCT: 05203939 Study Type: Interventional (Clinical Trial) Estimated Enrollment: 18 participants Clinical Trial Sites: Seven Allocation: Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Purpose: Treatment Dosing: Escalation study involving low, medium, high doses Just 30 days to receive FDA clearance for Phase 1/2 gene therapy clinical trial Enrollment expected to conclude by YE 2022 Cohort 1 Cohort 2 Cohort 3 Low dose First dose March 2022 No serious adverse events reported Medium dose First dose planned for August 2022 Initiated dosing based on DSMB recommendation High dose To be initiated Completed In-progress Pending

15 OCU400 Pathway to Phase 3 Clinical Trials RP LCA Proposed Indication RP & LCA

16 OCU410 Modifier Gene Therapy Platform

Phase 1/2 clinical trial 17 OCU410 (AAV-RORA) Dry Age-Related Macular Degeneration 30 Dry AMD • Leads to irreversible blindness due to degeneration of the retina • ~9-10M patients in the U.S. • Currently no approved treatment for Dry AMD • Contributing factors: aging, genetics, environmental factors We believe OCU410 has the potential to address this disease through its multi-factor approach RORA Inflammation Lipid Peroxidation Oxidative Stress Sources https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/ We are executing pre-IND studies to support a planned 2023

OCU410 (RORA) A Potential Modifier Therapeutic for Dry-AMD • Genetic modifiers are genes like Nuclear Hormone Receptors (NHR) that can: a) Significantly affect disease outcomes such as onset, rate of progression, and severity b) Enhance or suppress disease phenotypes c) Regulate cellular homeostasis • The Retinoic Acid Related (RAR) Orphan Receptor Alpha (RORA) is a member of the NR1 subfamily of NHRs and regulates several gene networks OCU410 is an adeno- associated virus-based vector containing Human RORA (isoform 1) 18

OCU410 Reduces Drusen in Abca4 -/- Mice, Improves Function • ABCA4 is a retina-specific protein localized in outer segment disk edges of rod photoreceptors • Mutations in ABCA have been linked to: a) Age-related macular degeneration (AMD) b) Stargardt macular dystrophy (STGD) c) Recessive RP d) Recessive cone-rod dystrophy • OCU410 reduces drusen in Abca4 -/- mice and improves retinal function 19

OCU410 Restores Cd59 Expression in Abca4-/- mice IV - Intravitreal; SR-Subretinal; B6 - C57BL/6mice INL - Inner nuclear layer, ONL - outer nuclear layer RPE – Retinal Pigment Epithelium ONL RPE INL • Abca -/- mice show very low CD59 expression in their retinas • CD59 prevents the formation of the complement membrane attack complex (MAC) • OCU410 administered by intravitreal or subretinal routes restores CD59 expression in the RPE cells in the retina 20

21 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

OCU200 Potential to Treat DME, DR & Wet AMD

OCU200 Provides hope to ALL patients with DME, DR, or Wet AMD

DME	DR	Wet AMD
~0.7m	~7.7m	~1.1m
patients in the U.S.*	patients in the U.S.*	patients in the U.S.*

~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies

- ✓ OCU200 is a Transferrin-Tumstatin Fusion Protein
  - Tumstatin: Multiple Mechanisms of Action (MOAs) for treatment and prevention of macular edema and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- ✓ Integrin Targeting provides hope to these patients who are non-responders to current therapies
- ✓ Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- ✓ We are executing pre-IND studies to support a planned 2023 Phase 1 clinical trial

(*) https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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23 OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies 30 DME DR 2 Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 -50 0 50 100 150 N V (% of co nt ro lr et in aN V) Neovascular area (normalized) * ** ** V e h i c le E y l e a O C U 2 0 0 O C U 2 0 0 + E y l e a 4 0 6 0 8 0 L e a k y C N V le s io n s (% ) DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Wet AMD In-Vivo Laser-Induced Rat CNV Model Wet AMD In-Vivo Laser-Induced Mouse CNV Model PBS Tumstatin OCU200 Avastin

24 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

August 2022 NASDAQ: OCGN Thank you!